UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–October 31, 2008

Item 1: Reports to Shareholders

Vanguard International Value Fund Annual Report

October 31, 2008

>	For the fiscal year ended October 31, 2008, Vanguard International Value Fund returned –45.49%. The fund held up a little better than its composite benchmarks.
>	Turmoil in the U.S. credit markets weighed heavily on international markets.
>

The fund’s telecommunication services and health care sectors were among its strongest performers relative to its benchmark, while the consumer discretionary and materials sectors were among the weakest.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	12
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	30
About Your Fund’s Expenses	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard International Value Fund	VTRIX	–45.49%
MSCI EAFE Index		–46.62
Average International Fund[1]		–47.97

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$48.38	$24.36	$0.940	$2.415

1 Derived from data provided by Lipper Inc.

Note: MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia, Far East Index.

President’s Letter

Dear Shareholder,

During fiscal-year 2008, the U.S. credit-market crisis spread to global markets, reversing the gains that international stocks have enjoyed over domestic issues in recent years.

For the fiscal period, Vanguard International Value Fund returned a disappointing –45.49%. Even though “success” was no more than a relative term in an unsettled stock market, the fund had more success than its comparative standards—the unmanaged MSCI EAFE Index (–46.62%) and the average return of its international fund peers (–47.97%). The fund’s advisors’ decisions in the telecommunication services and health care sectors helped it to beat the benchmark’s return.

A slowdown in growth across Europe and in emerging markets weakened the fund’s overall performance. The consumer discretionary, materials, and financials sectors took the heaviest toll on the fund’s total returns.

Stock prices fell sharply in global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about

–18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private-sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Market Barometer
Average Annual Total Returns
Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	–48.27%	–3.93%	5.05%
Russell 1000 Index (Large-caps)	–36.80	–5.51	0.37
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

Several hard-hit sectors weighed on fund’s returns

Vanguard International Value Fund invests in developed and emerging markets in companies that the advisors believe to be undervalued, a strategy that struggled along with the broader market as stock prices tumbled. During the fiscal year, the fund’s four advisors—Hansberger Global Investors, AllianceBernstein L.P., Lazard Asset Management LLC, and, joining the team in May, Edinburgh Partners Limited—nevertheless kept the fund’s return a few steps ahead of the MSCI EAFE Index.

In addition to besting its primary benchmark, the fund also held up better than the MSCI All Country World Index ex USA, a broader measure of international stocks’ performance, which, unlike the MSCI EAFE, includes stocks in emerging markets.

The International Value Fund’s investments in developed European markets, which accounted for 60% of assets, on average, played the biggest role in the fund’s higher performance relative to its benchmark. Notable successes, on a relative basis, included sizable positions in the region’s telecom services and health care sectors. Health care stocks, in particular, held up much better than the broad market.

In addition, the fund’s limited exposure to industrials, which have suffered from declining commodity prices, and its stock

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		International
	Fund	Fund
International Value Fund	0.43%	1.48%

1 The fund expense ratio shown is from the prospectus dated July 23, 2008. For the fiscal year ended October 31, 2008, the fund’s expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

picks in the information technology and utilities sectors, helped it to outperform its benchmark.

The fund’s investments in developed Asia/Pacific markets were less successful. The fund’s Japanese holdings, for example, which accounted for about 14% of the portfolio’s assets, on average, for fiscal 2008, included several industrials stocks that retreated sharply on signs of a global economic slowdown. The region’s more broadly diversified benchmark performed somewhat better.

In recent years, emerging markets—roughly 14% of the fund’s assets, on average, for fiscal 2008—have boosted the fund’s performance. Although emerging markets stocks continue to have strong long-term growth prospects, their performance for the 12 months was disappointing. This underperformance reflects fundamental problems such as the decline in commodity prices, which has hurt many commodity-rich markets, and investors’ diminished appetite for risk. The International Value Fund’s weakest returns came from emerging markets in Europe (–61%), Asia/Pacific (–54%), the Middle East and Africa (–54%), and Latin America (–54%).

As a whole, the International Value Fund’s absolute return was dragged down by the financial, energy, and materials sectors. Ripples from the U.S. credit crunch, as well as lower crude oil and commodity prices, all contributed to its overall weak performance.

Total Returns
Ten Years Ended October 31, 2008
Average
Annual Return
International Value Fund	4.11%
MSCI EAFE Index	1.67
Average International Fund[1]	1.55

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

The fund significantly outperformed competitors over the long term

Over the past ten years, the International Value Fund has produced an average annual return more than 2 percentage points higher than that of its primary benchmark index, which incurs none of the investment or trading costs that are borne by real-world portfolios. The fund has also outperformed the average return of its peer group.

In addition to the talent and skills of the International Value Fund’s advisors, the fund benefits from an expense ratio that is more than 1 percentage point lower than the industry average, which means that shareholders are able to keep more of the fund’s returns.

Long-term view and diversification are critical in uncertain times

The past year’s tumultuous market has left investors anxious and uncertain about their investments.

The stock market’s volatility has been jolting, but a long-term perspective holds that these unpredictable movements in the financial markets are an unavoidable trade-off for the potential to earn long-term returns superior to those of lower-risk assets. In uncertain times, seasoned investors understand that panic is not the answer.

A sensible way to approach long-term investing is to hold a broadly diversified portfolio of domestic and international stock mutual funds, as well as bond and money market funds, that fits your goals, time horizon, and risk tolerance.

A stock portfolio that includes of a broad-based international stock fund such as Vanguard International Value Fund potentially allows you to diversify your portfolio and share in economic growth outside of the United States over the long term.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer November 13, 2008

Advisors’ Report

For the 12 months ended October 31, 2008, Vanguard International Value Fund returned –45.49%. Your fund is managed by four independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. The advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment during the 2008 fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 18, 2008.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, CFA,

Co-Chief Investment Officer,

International Value Equities

Henry S. D’Auria,

CFA, Co-Chief Investment Officer,

International Value Equities

Like the broad international markets, our portion of Vanguard International Value Fund endured a severe downturn. The portfolio’s main weaknesses included exposure to troubled financial stocks and holdings in commodities. Among prominent detractors were HBOS,

Vanguard International Value Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	31	1,652	The advisor uses a fundamentals-based,
			research- driven approach to find
			companies whose long-term earnings
			power exceeds the level implied by their
			current stock price. Proprietary quantitative
			tools aid risk control and portfolio
			construction, helping to find a balanced
			trade-off between risk and return.
Lazard Asset Management LLC	28	1,503	The advisor uses a research-driven,
			bottom-up, relative-value approach in
			selecting stocks. The goal is to identify
			individual stocks that offer an appropriate
			trade-off between low relative valuation and
			high financial productivity.
Edinburgh Partners Limited	20	1,059	The advisor employs a concentrated, low-
			turnover, value-oriented investment
			approach that results in a portfolio of
			companies with good long-term prospects
			and below-market price/earnings ratios.
			In-depth fundamental research on

			industries and companies
			is central to this investment process.
Hansberger Global Investors, Inc.	17	896	The advisor employs traditional, bottom-up
			fundamental analysis to uncover
			undervalued investment opportunities.
			A team of analysts operating around the
			world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	4	225	These short-term reserves are invested by
			Vanguard in equity index products to
			simulate investments in stocks. Each
			advisor may also maintain a modest cash
			position.

Royal Bank of Scotland Group, Fortis, and ING Groep. HBOS and Fortis have been so diluted that we are unlikely to recover much of our original investments. Among the fund’s commodity holdings, MMC Norilsk Nickel, LUKOIL, and ArcelorMittal were the major detractors.

Although it is difficult to see through the dark clouds hanging over the markets, our research strongly suggests that recognition of the credit losses faced by financial institutions is at a very advanced stage. We expect that, with state assistance, the global banking industry will recover strongly from today’s woes, just as the U.S. financial industry rebounded from the banking crisis of the early 1990s. Consolidation should leave the survivors with improved market share and profitability, and several of the potential beneficiaries are among the portfolio’s holdings. For example, BNP Paribas and Munich Re contributed to relative returns.

A dispassionate analysis of other current conditions makes us cautiously optimistic. Coordinated actions by central banks and governments to inject liquidity and develop a systematic solution are positive steps. Slower global growth is relieving inflationary pressures, which should improve consumer spending power. In addition, the balance sheets of nonfinancial companies around the world are in robust shape, owing to cautious use of cash flow during the previous expansion, which should put them in a strong position to weather the economic slowdown. We hold no illusions. Many headwinds will need to dissipate.

Righting the global economy and capital markets will take time, but corrective forces are at work.

Meanwhile, blind flight from risk has created rich opportunities for investors unswayed by emotion. We are prudently exploiting many of these opportunities. Most of our best returns have been earned in the aftermath of market dislocations. It is a tough time for investors, but by sticking to well-designed principles of investing that have stood the test of time, we believe that we can turn today’s turmoil and the extraordinary opportunities it is creating to the fund’s advantage.

Lazard Asset Management LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

We have long maintained a defensively positioned portfolio because of the various threats facing the world economy, as reflected in the global credit market’s paralysis over the last several months and its consequences. Amid extremely challenging markets, our defensive stance provided some support for the portfolio.

Investment decisions in the consumer staples sector showed the highest relative strength. Our overweighted exposure added considerable value, with British American Tobacco, Diageo, Nestlé, and Unilever all contributing positively as investors reexamined the relative earnings appeal of these traditional safe havens.

The portfolio’s overweighting and stock selection in health care—including Novartis, Roche, and GlaxoSmithKline—added value as nervous investors sought out the comfort of such companies’ reliable cash flows and solid balance sheets.

We have long questioned the sustainability of returns in the materials sector, most notably among mining companies. Our limited exposure to the sector proved highly beneficial, as the overall materials group fell almost –60% for the 12 months, making it the worst-performing sector in the MSCI All Country World Index ex USA.

Energy stock selection also boosted the portfolio. Our overweighted exposure to integrated oil companies such as Total and Eni helped, as they held up relatively well despite the sharp fall in crude oil prices in the third calendar quarter.

Conversely, our underweighted exposure to automobiles and auto components in the consumer discretionary sector hurt relative performance. In particular, not owning Volkswagen hindered our portfolio, after its share price spiked toward the end of October, briefly making it the world’s largest company by market capitalization. The leap in Volkswagen’s share price followed an announcement by Porsche that it plans to raise its stake in the rival German carmaker to 75%, while also reporting that it held almost 43% of Volkswagen’s ordinary shares and nearly one-third of cash-settled call options. This surprised the market and prompted a scramble by short sellers of Volkswagen stock to cover their positions.

Edinburgh Partners Limited

Portfolio Managers:

Sandy Nairn, Director and

CEO of Edinburgh Partners

Christine Montgomery, Investment Partner

Our approach to investment is based upon analysis of the long-term profitability of companies. This allows us to assess absolute valuation and hence the likely returns and associated risk that could result from holding companies’ shares. Edinburgh Partners Limited joined the fund’s advisory team in May 2008, a bit more than halfway through the fund’s fiscal year. Normally, one would expect to maintain a relatively fully invested position within the portfolio, reflecting the benefits of the long-term returns that accrue from holding international equities. However, 2007 and 2008 have been unusual years: By mid-2008, the rise in equity prices had progressively skewed valuations to such an extent that it was extremely difficult to identify enough genuinely undervalued companies to allow us to populate the portfolio with an appropriate risk/reward balance. As a consequence, we held an unusually high level of cash to position us to take advantage of the valuation opportunities we expected would likely arise.

The most notable characteristic of the period under review was the extreme volatility of equity prices. We believe this

volatility has been a consequence of two factors. Initially, sentiment fluctuated between two somewhat unpleasant outcomes: depression or recession. Both outcomes would serve to undermine equity valuations, but the former would have been catastrophic. As national governments’ and central banks’ responses to the implosion of the banking system became progressively more comprehensive, the likelihood of depression receded. Eventually, a point was reached at which investors’ main focus became the duration and depth of the current recession, rather than the possibility of depression.

The second influence on volatility came from responses to the banking crises. The very leverage that was supposed to help level the business cycle’s peaks and valleys switched into reverse. It has done so across the global economy. Corporations and households focused on reducing leverage on their balance sheets.

Since joining the portfolio, our best-performing holdings have been health care companies and utilities, sectors in which the market has been less concerned about the vulnerability of companies’ balance sheets or earnings in a downturn. Hence, Roche Holdings, Novartis, Sanofi-Aventis, GlaxoSmithKline, and Tokyo Electric Power all performed relatively well. We have focused on our exposure to new opportunities resulting from the collapsing of share prices. Two examples are Fanuc, the Japanese factory automation company; and China Mobile, the leading Chinese wireless provider. We are convinced that the coming quarters will provide enormous opportunities as fear over economic conditions mounts. We anticipate that many of these opportunities will be in the emerging markets and in the industrials and consumer discretionary sectors. As these opportunities arise, we would expect to reduce our health care and telecommunications exposure.

Hansberger Global Investors, Inc.

Portfolio Managers

Ronald Holt, CFA, CEO and Co-Chief

Investment Officer—Value Team

Aureole L.W. Foong, Managing Director,

Emerging Markets Research

In the past year’s challenging environment, our portfolio’s holdings in economically sensitive sectors posted sharp losses. In the energy sector, investments in Subsea 7, a Norwegian oil services company, and in emerging-market natural gas giant OAO Gazprom significantly detracted from the fund’s relative performance. Although these companies benefited previously from sharply higher prices for oil and gas, their share prices declined sharply as crude oil prices fell well below $100 per barrel. In addition to energy holdings, materials investments also weakened our portfolio. Holdings such as steel company ArcelorMittal and iron ore and nickel producer Vale posted negative returns on concerns that a slowing economy would lead to less demand for their products.

A health care overweighting and positive stock selection in financials aided the fund’s relative performance. Many health care holdings benefited as investors sought the defensive earnings of companies such as Denmark-based Novo Nordisk or Japan-based Takeda Pharmaceutical. Although all of the fund’s financial holdings posted negative returns over the period, holdings in Asia-based companies such as Tokio Marine Holdings and Bumiputra-Commerce Holdings outperformed the overall benchmark as well as many financial companies in other parts of the world.

As long-term fundamental value investors, we are looking to take advantage of the vast company-specific opportunities that are becoming available on a daily basis as a result of extreme market volatility and weakness. In this environment, we are finding many high-quality businesses with strong balance sheets, sound managements, and sharp declines in their share prices. We are discovering these opportunities in all sectors and in many countries worldwide. We believe these companies will emerge from the current crisis well-positioned to provide positive returns for investors over the long term.

International Value Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	225	1,020	1,898
Turnover Rate	59%	—	—
Expense Ratio (7/23/2008)[3]	0.43%	—	—
Short-Term Reserves	3.1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.98
Beta	1.01	0.92

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	4.1%	9.4%	9.0%
Consumer Staples	11.1	10.4	9.9
Energy	15.2	11.3	12.0
Financials	20.4	20.9	21.4
Health Care	10.8	10.4	9.7
Industrials	4.8	10.3	10.0
Information Technology	10.1	9.1	9.1
Materials	6.6	6.9	7.4
Telecommunication Services	11.2	5.6	6.0
Utilities	5.7	5.7	5.5

Ten Largest Holdings[5] (% of total net assets)

Vodafone Group PLC	wireless telecommunication services	3.0%
Novartis AG (Registered)	pharmaceuticals	2.7
Roche Holdings AG	pharmaceuticals	2.6
Eni SpA	integrated oil and gas	2.5
GlaxoSmithKline PLC	pharmaceuticals	2.0
Royal Dutch Shell PLC	integrated oil and gas	2.0
BP PLC	integrated oil and gas	1.9
E.On AG	electric utilities	1.8
Total SA	integrated oil and gas	1.8
Nokia Oyj	communications equipment	1.4
Top Ten		21.7%

Allocation by Region (% of equity exposure)

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 The expense ratio shown is from the prospectus dated July 23, 2008. For the fiscal year ended October 31, 2008, the expense ratio was 0.42%.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5 The holdings listed exclude any temporary cash investments and equity index products.

International Value Fund

Market Diversification (% of equity exposure)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	22.8%	22.0%	16.7%
France	10.9	10.7	8.1
Switzerland	9.4	8.5	6.5
Germany	8.5	8.7	6.6
Italy	4.0	3.6	2.7
Netherlands	2.8	2.4	1.8
Finland	2.5	1.5	1.1
Sweden	1.7	2.0	1.5
Belgium	1.5	0.7	0.5
Spain	1.3	4.0	3.0
Other European Markets	1.4	3.2	2.4
Subtotal	66.8%	67.3%	50.9%
Pacific
Japan	13.5%	23.7%	18.2%
Other Pacific Markets	1.7	9.0	6.9
Subtotal	15.2%	32.7%	25.1%
Emerging Markets
Russia	3.2%	—	1.3%
South Korea	3.0	—	2.3
China	2.7	—	2.7
Brazil	2.4	—	2.4
Taiwan	1.3	—	2.0
Other Emerging Markets	2.7	—	6.4
Subtotal	15.3%	—	17.1%
North America
Canada	2.7%	—	6.9%

1	Market percentages exclude currency contracts held by the fund.
2	MSCI EAFE Index.
3	MSCI All Country World Index ex USA. See the Glossary of investment terms.

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1998–October 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Value Fund[1]	–45.49%	5.07%	4.11%	$14,958
MSCI All Country World Index ex USA	–48.27	5.05	3.19	13,692
MSCI EAFE Index	–46.62	3.60	1.67	11,798
Average International Fund[2]	–47.97	2.81	1.55	11,666

1

Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2	Derived from data provided by Lipper Inc.

International Value Fund

Fiscal-Year Total Returns (%): October 31, 1998–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[1]	5/16/1983	–28.12%	11.81%	7.88%

1

Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

International Value Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (92.5%)[1]
Australia (0.6%)
Westpac Banking Corp., Ltd.	733,623	10,066
National Australia Bank Ltd.	489,021	7,935
Metcash Ltd.	1,887,800	5,095
Macquarie Airports Group	3,251,427	4,624
OZ Minerals Ltd.	3,793,083	2,383
		30,103
Belgium (1.5%)
Belgacom SA	984,200	33,674
^ In Bev NV	459,300	18,525
Solvay SA	165,700	15,413
Delhaize Group	164,500	9,251
^ Fortis	545,466	632
		77,495
Brazil (2.4%)
Companhia Vale
do Rio Doce ADR	1,792,100	23,512
Banco do Brasil SA	3,131,000	20,666
Companhia Vale do Rio Doce Sponsored ADR	1,687,030	19,755
Companhia Energetica de Minas Gerais ADR	863,886	13,140
Uniao de Bancos Brasileiros SA GDR	187,100	11,802
Petroleo Brasileiro SA ADR	376,700	10,129
Petroleo Brasileiro SA Series A ADR	452,300	9,982
Usiminas-Usinas Siderugicas de Minas Gerais SA Pfd.	700,425	8,955
Gerdau SA ADR	1,280,800	8,210
		126,151
Canada (2.6%)
Telus Corp.–
Non Voting Shares	1,283,201	41,840
Petro-Canada	671,200	16,784
EnCana Corp.	288,500	14,656
Canadian Imperial Bank of Commerce	288,800	13,097

Bank of Nova Scotia, Halifax	382,946	12,769
IGM Financial, Inc.	342,934	10,368
Royal Bank of Canada	210,547	8,182
Imperial Oil Ltd.	209,200	7,403
Sun Life Financial Services of Canada	207,480	4,880
Methanex Corp.	397,900	4,519
Nexen Inc.	233,991	3,716
Inmet Mining Corp.	93,600	2,101
		140,315
China (2.6%)
China Mobile (Hong Kong) Ltd.	3,488,500	30,710
China Petroleum & Chemical Corp.	39,556,000	25,975
Lenovo Group Ltd.	65,836,258	19,961
^ LDK Solar Co. Ltd. ADR	736,000	13,366
Denway Motors Ltd.	40,642,000	10,136
China Shenhua Energy Co. Ltd. H Shares	4,619,000	8,770
China Communications Construction Co., Ltd.	12,115,000	8,581
Weichai Power Co., Ltd. Class H	3,103,000	7,405
China Construction Bank	12,772,000	6,336
China Medical Technologies, Inc. ADR	208,736	5,087
Jiangxi Copper Co. Ltd.	6,324,000	3,109
		139,436
Denmark (0.1%)
Novo Nordisk A/S B Shares	45,725	2,451

Finland (2.4%)
Nokia Oyj	4,974,600	76,202
Sampo Oyj A Shares	924,800	18,533
Stora Enso Oyj R Shares	1,951,300	18,146
Fortum Oyj	548,800	13,487
		126,368

International Value Fund

		Market
		Value•
	Shares	($000)
France (9.9%)
Total SA	1,761,648	96,914
Sanofi-Aventis	1,188,304	75,288
GDF Suez	1,389,583	61,855
^ France Telecom SA	1,758,000	44,329
BNP Paribas SA	556,371	40,171
AXA	2,078,834	39,714
Credit Agricole SA	1,662,474	24,051
Groupe Danone	421,800	23,486
Societe Generale Class A	333,856	18,197
Carrefour SA	406,302	17,164
Lagardere SCA	410,100	16,306
Renault SA	423,200	12,970
Schneider Electric SA	175,832	10,539
Societe Television Francaise 1	772,761	9,908
Vivendi SA	369,576	9,660
Compagnie Generale des Etablissements Michelin SA	175,100	9,013
Pinault-Printemps- Redoute SA	108,106	6,890
Arkema	232,600	5,324
* Suez Environnement SA	213,446	4,081
Air France	91,200	1,314
		527,174
Germany (7.7%)
E.On AG	2,625,700	98,398
Allianz AG	702,450	51,553
Siemens AG	561,898	33,043
Muenchener Rueckversicherungs- Gesellschaft AG
(Registered)	251,100	32,598
Deutsche Telekom AG	2,121,000	31,117
BASF AG	764,000	25,222
Adidas AG	689,949	23,966
Deutsche Bank AG	542,200	20,255
Deutsche Lufthansa AG	1,222,100	16,926
SAP AG	482,209	16,883
RWE AG	202,620	16,611
Henkel AG & Co. KGaA	565,150	16,151
Bayer AG	242,628	13,282
Merck KGaA	108,049	9,545
^ Suedzucker AG	401,600	4,495
		410,045
Greece (0.1%)
Bank of Piraeus	457,725	5,807

India (0.5%)
Infosys Technologies
Ltd. ADR	775,202	22,729
State Bank of India GDR	121,750	5,644
		28,373
Indonesia (0.3%)

PT Telekomunikasi Indonesia ADR	555,200	11,126
PT International Nickel Indonesia Tbk	22,800,000	3,625
		14,751
Israel (0.1%)
Bank Leumi Le-Israel	2,189,200	5,743
Bank Hapoalim Ltd.	834,500	1,890
		7,633
Italy (3.7%)
Eni SpA	5,649,085	134,833
Intesa Sanpaolo SpA	5,677,700	20,780
Telecom Italia SpA	11,230,800	12,902
Saipem SpA	512,603	9,635
UniCredit SpA	3,297,779	8,073
Fondiari-Sai SpA	312,616	5,873
Telecom Italia SpA RNC	6,391,400	5,379
		197,475
Japan (11.8%)
Tokyo Electric Power Co.	2,354,300	66,675
Canon, Inc.	1,371,300	47,984
Sumitomo Mitsui Financial Group, Inc.	7,575	30,367
Kirin Brewery Co., Ltd.	2,245,000	24,830
Nintendo Co.	71,100	22,845
Toyota Motor Corp.	581,900	22,724
Mizuho Financial Group, Inc.	8,800	21,488
Hoya Corp.	1,169,200	21,349
Nissan Motor Co., Ltd.	4,095,200	20,338
Fanuc Co., Ltd.	298,561	19,893
JFE Holdings, Inc.	771,100	19,675
Nippon Telegraph and Telephone Corp.	4,588	18,722
Toshiba Corp.	5,098,000	18,426
KDDI Corp.	3,012	18,047
Sumitomo Trust & Banking Co., Ltd.	3,678,000	17,033
Inpex Holdings, Inc.	2,780	16,139
Orix Corp.	156,150	16,043
Honda Motor Co., Ltd.	630,000	15,665
Mitsui & Co., Ltd.	1,581,000	15,319
Fujitsu Ltd.	3,856,000	15,161
Hitachi Ltd.	3,189,000	14,973
Bank of Yokohama Ltd.	3,055,000	14,818
Shin-Etsu Chemical Co., Ltd.	276,400	14,692
Shionogi & Co., Ltd.	769,000	13,088
Sharp Corp.	1,827,000	13,040
Nomura Holdings Inc.	1,299,100	12,308
THK Co., Inc.	853,300	11,685
Mitsui Chemicals, Inc.	3,213,000	11,218
Mitsui OSK Lines Ltd.	2,065,000	10,783
Mitsubishi Corp.	590,600	9,900

International Value Fund

Market
Value•
Shares	($000)
Sumitomo Corp.	1,041,900	9,167
Mitsubishi UFJ Financial Group	1,383,800	8,696
Mitsubishi Chemical Holdings Corp.	1,978,500	7,998
Yaskawa Electric Corp.	1,551,000	6,806
Nippon Mining Holdings Inc.	1,276,500	3,908
631,803
Luxembourg (0.4%)
ArcelorMittal (Paris Shares)	650,006	16,906
^	ArcelorMittal (Amsterdam Shares)	264,912	6,878
23,784
Mexico (0.2%)
America Movil SA de CV Series L ADR	415,639	12,860

Netherlands (2.6%)
Koninklijke KPN NV	2,464,000	34,701
Unilever NV	1,353,220	32,612
Koninklijke Ahold NV	2,011,880	21,598
^	European Aeronautic Defence and Space Co.	945,310	15,723
ING Groep NV	1,357,234	12,731
Heineken NV	377,000	12,717
Koninklijke DSM NV	290,800	8,098
138,180
Norway (0.7%)
StatoilHydro ASA	1,277,850	25,702
*	Subsea 7 Inc.	1,417,400	11,267
Norsk Hydro ASA	473,550	1,979
38,948
Portugal (0.4%)
Portugal Telecom
SGPS SA	3,102,900	20,408

Russia (3.1%)
LUKOIL ADR	1,624,937	62,383
OAO Gazprom Sponsored ADR	2,330,985	46,417
MMC Norilsk Nickel ADR	3,830,240	38,439
Mobile TeleSystems ADR	376,100	14,724
2	Evraz Group SA GDR	190,500	2,951
164,914
Singapore (0.7%)
Singapore
Telecommunications Ltd.	15,811,900	26,610
DBS Group Holdings Ltd.	1,638,701	12,509
39,119
South Africa (0.1%)
Standard Bank Group Ltd.	901,078	7,155

South Korea (2.9%)
Samsung Electronics Co., Ltd.	87,293	36,803
SK Telecom Co., Ltd. ADR	1,298,700	22,351

*	KB Financial Group, Inc.	841,034	20,848
2	Samsung Electronics Co., Ltd. GDR	87,300	18,023
	Samsung Electronics Co., Ltd. Pfd.	58,300	15,310
*	Hynix Semiconductor Inc.	1,246,200	10,677
	Hyundai Mobis	178,900	10,507
	Industrial Bank of Korea	1,299,860	7,472
	Hana Financial Group Inc.	339,800	5,396
	Honam Petrochemical Corp.	129,200	5,289
			152,676
Spain (1.1%)
	Banco Santander
	Central Hispano SA	4,003,740	43,301
	Repsol YPF SA	732,900	13,937
			57,238
Sweden (1.6%)
	Telefonaktiebolaget LM Ericsson AB Class B	10,749,080	73,173
	Svenska Cellulosa AB B Shares	1,678,000	12,391
			85,564
Switzerland (9.1%)
	Novartis AG (Registered)	2,884,686	146,421
	Roche Holdings AG	910,197	139,194
	Nestle SA (Registered)	1,752,945	68,167
	Zurich Financial Services AG	215,600	43,740
	Credit Suisse Group (Registered)	1,106,889	41,391
	UBS AG	1,692,598	28,719
	Lonza AG (Registered)	91,463	7,591
	Nobel Biocare Holding AG	333,315	5,726
	Syngenta AG	28,277	5,286
			486,235
Taiwan (1.2%)
	United Microelectronics Corp.	52,426,668	14,395
	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,608,139	13,283
	Siliconware Precision Industries Co.	10,457,417	10,794
	AU Optronics Corp.	12,952,000	9,044

International Value Fund

		Market
		Value•
	Shares	($000)
China Steel Corp.	10,449,732	7,547
Compal Electronics Inc. GDR	1,506,895	5,410
China Steel Corp. GDR	196,889	2,816
Asustek Computer Inc.	1,047,226	1,500
		64,789
Thailand (0.3%)
PTT Public Co. Ltd. (Foreign)	2,059,900	9,464
PTT Aromatics & Refining Public Co. Ltd. (Foreign)	11,803,100	3,415
Thai Oil Public Co., Ltd. (Foreign)	5,154,800	3,088
		15,967
Turkey (0.8%)
Turkcell Iletisim Hizmetleri A.S.	4,519,900	22,688
Turkiye Is Bankasi A.S. C Shares	6,715,500	19,092
		41,780
United Kingdom (21.0%)
Vodafone Group PLC	82,754,438	159,196
GlaxoSmithKline PLC	5,661,500	108,836
BP PLC	12,373,300	100,861
Royal Dutch Shell PLC Class A (Amsterdam Shares)	3,560,200	98,678
Imperial Tobacco Group PLC	2,046,650	54,853
Unilever PLC	2,420,200	54,372
BAE Systems PLC	9,427,200	52,990
Diageo PLC	3,382,500	51,619
British American Tobacco PLC	1,879,743	51,560
Aviva PLC	7,394,251	44,107
Tesco PLC	6,952,811	38,095
HSBC Holdings PLC	2,368,100	28,049
Reckitt Benckiser Group PLC	661,536	27,983
Prudential PLC	5,286,500	26,556
Royal Bank of Scotland Group PLC	23,915,157	26,343
BG Group PLC	1,338,500	19,681
Associated British Foods PLC	1,642,500	18,379
Barclays PLC	6,397,700	18,340
BHP Billiton PLC	997,873	16,944
HSBC Holdings PLC (Hong Kong Shares)	1,382,469	16,456
Man Group PLC	2,718,865	15,697
HBOS PLC	9,085,063	14,876
Smith & Nephew PLC	1,358,492	12,439
Royal & Sun Alliance Insurance Group PLC	4,587,167	10,201
ICAP PLC	1,951,486	9,724
Lloyds TSB Group PLC	2,834,167	9,160
Xstrata PLC	458,530	7,843
Standard Chartered PLC	449,981	7,437
Royal Dutch Shell PLC Class B	241,359	6,544
TUI Travel PLC	2,044,000	6,239
ITV PLC	4,632,340	2,237
Antofagasta PLC	228,700	1,413
Kazakhmys PLC	40,500	190
Taylor Wimpey PLC	820,600	134

			1,118,032
Total Common Stocks (Cost $7,215,180)			4,933,029
Temporary Cash Investments (8.4%)[1]
Money Market Fund (7.6%)
3,4	Vanguard Market
	Liquidity Fund, 2.217%	407,849,346	407,849

		Face
		Amount
		($000)
U.S. Agency Obligations (0.8%)
5	Federal Home Loan
	Mortgage Corp.
6	2.642, 2/19/09	6,900	6,850
5	Federal National
	Mortgage Assn.
6	2.584%, 11/17/08	29,000	28,979
6	2.149%, 11/25/08	8,000	7,991
			43,820
Total Temporary Cash Investments (Cost $451,650)			451,669
Total Investments (100.9%) (Cost $7,666,830)			5,384,698
Other Assets and Liabilities (–0.9%)
Other Assets			79,139
Liabilities[4]			(128,703)
			(49,564)
Net Assets (100%)
Applicable to 218,967,155 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,335,134
Net Asset Value Per Share			$24.36

International Value Fund

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	7,482,969
Undistributed Net
Investment Income	184,383
Accumulated Net
Investment Losses	(13,818)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,282,132)
Futures Contracts	(22,402)
Foreign Currencies and
Forward Currency Contracts	(13,866)
Net Assets	5,335,134

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $41,161,000.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.1% and 3.8%, respectively, of net assets.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of these securities was $20,974,000, representing 0.4% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $43,122,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
6	Securities with a value of $29,831,000 and cash of $3,657,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Dividends[1]	272,078
Interest[2]	17,035
Security Lending	10,774
Total Income	299,887
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,557
Performance Adjustment	1,731
The Vanguard Group—Note C
Management and Administrative	15,978
Marketing and Distribution	2,099
Custodian Fees	1,442
Auditing Fees	34
Shareholders’ Reports	189
Trustees’ Fees and Expenses	14
Total Expenses	36,044
Expenses Paid Indirectly	(349)
Net Expenses	35,695
Net Investment Income	264,192
Realized Net Gain (Loss)
Investment Securities Sold	172,492
Futures Contracts	(108,223)
Foreign Currencies and Forward Currency Contracts	(20,472)
Realized Net Gain (Loss)	43,797
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,859,957)
Futures Contracts	(35,714)
Foreign Currencies and Forward Currency Contracts	(20,052)
Change in Unrealized Appreciation (Depreciation)	(4,915,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,607,734)

1 Dividends are net of foreign withholding taxes of $15,459,000.

2 Interest income from an affiliated company of the fund was $16,071,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	264,192	213,984
Realized Net Gain (Loss)	43,797	547,710
Change in Unrealized Appreciation (Depreciation)	(4,915,723)	1,350,499
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,607,734)	2,112,193
Distributions
Net Investment Income	(201,041)	(151,772)
Realized Capital Gain[1]	(516,504)	(533,615)
Total Distributions	(717,545)	(685,387)
Capital Share Transactions
Issued	1,766,821	2,751,856
Issued in Lieu of Cash Distributions	667,768	639,483
Redeemed[2]	(2,087,607)	(1,430,518)
Net Increase (Decrease) from Capital Share Transactions	346,982	1,960,821
Total Increase (Decrease)	(4,978,297)	3,387,627
Net Assets
Beginning of Period	10,313,431	6,925,804
End of Period[3]	5,335,134	10,313,431

1

Includes fiscal 2008 and 2007 short-term gain distributions totaling $109,931,000 and $95,547,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2	Net of redemption fees of $682,000 and $623,000.
3	Net Assets—End of Period includes undistributed net investment income of $184,383,000 and $158,534,000. See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$48.38	$41.70	$33.30		$28.36	$24.54
Investment Operations
Net Investment Income	1.176[1]	1.020	1.000	[1]	.630	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(21.841)	9.634	9.060		4.790	3.800
Total from Investment Operations	(20.665)	10.654	10.060		5.420	4.280
Distributions
Dividends from Net Investment Income	(.940)	(.880)	(.560)		(.480)	(.460)
Distributions from Realized Capital Gains	(2.415)	(3.094)	(1.100)		—	—
Total Distributions	(3.355)	(3.974)	(1.660)		(.480)	(.460)
Net Asset Value, End of Period	$24.36	$48.38	$41.70		$33.30	$28.36

Total Return[2]	–45.49%	27.55%	31.22%		19.30%	17.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,335	$10,313	$6,926		$3,606	$2,218
Ratio of Total Expenses to
Average Net Assets[3]	0.42%	0.41%	0.46%		0.50%	0.56%
Ratio of Net Investment Income to
Average Net Assets	3.08%	2.46%	2.61%		2.26%	1.99%
Portfolio Turnover Rate	59%	38%	36%		32%	74%

1	Calculated based on average shares outstanding.
2

Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.00%, and 0.02%. See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

International Value Fund

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Edinburgh Partners Ltd., Hansberger Global Investors, Inc., and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance since April 30, 2004, relative to the Morgan Stanley Capital International All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Morgan Stanley Capital International All Country World Index excluding USA. In accordance with the advisory contract entered into with Edinburgh Partners Ltd. in May 2008, beginning May 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2008, relative to the Morgan Stanley Capital International All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before an increase of $1,731,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

International Value Fund

contributions to Vanguard. At October 31, 2008, the fund had contributed capital of $633,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.63% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $349,000 (an annual rate of 0.00% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2008, the fund realized net foreign currency losses of $12,546,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $7,121,000 on the fund’s passive foreign investment company holdings at October 31, 2007, has been distributed and is reflected in the balance of undistributed net income. Since October 31, 2007, the fund’s passive foreign investment company holdings have depreciated in value, reducing the amount of taxable income available for distribution as of October 31, 2008, by $7,121,000. There was no unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2008.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $24,756,000 from undistributed net investment income, and $62,729,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2008, the fund had $195,262,000 of ordinary income available for distribution.

At October 31, 2008, the cost of investment securities for tax purposes was $7,694,239,000. Net unrealized depreciation of investment securities for tax purposes was $2,309,541,000, consisting of unrealized gains of $189,139,000 on securities that had risen in value since their purchase and $2,498,680,000 in unrealized losses on securities that had fallen in value since their purchase.

International Value Fund

At October 31, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

		($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	2,995	98,438	(7,960)
FTSE 100 Index	995	70,392	(1,516)
Topix Index	742	64,430	(11,271)
S&P ASX 200 Index	211	14,046	(1,655)

At October 31, 2008, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/23/2008	EUR	65,934	USD	83,478	(6,914)
12/23/2008	GBP	40,059	USD	64,527	(3,904)
12/17/2008	JPY	5,727,385	USD	58,360	2,584
12/23/2008	AUD	20,794	USD	13,654	(2,242)
12/15/2008	USD	(17,827)	EUR	(14,079)	177
12/15/2008	USD	(87,690)	CAD	(106,624)	(3,388)

AUD—Australian dollar.

CAD—Canadian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $179,000 resulting from the translation of other assets and liabilities at October 31, 2008.

F. During the year ended October 31, 2008, the fund purchased $4,760,683,000 of investment securities and sold $4,919,775,000 of investment securities, other than temporary cash investments.

International Value Fund

G. Capital shares issued and redeemed were:

	Year Ended October 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	48,037	64,271
Issued in Lieu of Cash Distributions	16,435	15,995
Redeemed	(58,658)	(33,181)
Net Increase (Decrease) in Shares Outstanding	5,814	47,085

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2008, based on the inputs used to value them:

			Forward
	Investments in	Futures	Currency
	Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	789,843	(22,402)	(13,687)
Level 2—Other significant observable inputs	4,594,855	—	—
Level 3—Significant unobservable inputs	—	—	—
Total	5,384,698	(22,402)	(13,687)

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $469,302,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $173,338,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $287,906,000 and foreign taxes paid of $15,827,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2008. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2009.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund[1]
Periods Ended October 31, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–45.49%	5.07%	4.11%
Returns After Taxes on Distributions	–46.22	4.14	3.10
Returns After Taxes on Distributions and Sale of Fund Shares	–28.04	4.65	3.37

1Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$594.58	$1.73
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

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by Standard & Poor’s, and Standard &
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With Hearing Impairment > 800-952-3335	regarding the advisability of investing
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This material may be used in conjunction	All comparative mutual fund data are from
with the offering of shares of any Vanguard	Lipper Inc. or Morningstar, Inc., unless
fund only if preceded or accompanied by	otherwise noted.
the fund’s current prospectus.
You can obtain a free copy of Vanguard’s
CFA® is a trademark owned by CFA Institute.	proxy voting guidelines by visiting our
website, www.vanguard.com, and
“FTSE®” is a trademark jointly owned by the London	searching for “proxy voting guidelines,” or
Stock Exchange plc and The Financial Times Limited	by calling Vanguard at 800-662-2739.
and is used by FTSE International Limited under
license. FTSE International Limited does not	The guidelines are also available from
sponsor, endorse, or promote the fund; is not	the SEC’s website, www.sec.gov.
in any way connected to it; and does not accept	In addition, you may obtain a free report
any liability in relation to its issue, operation, and	on how your fund voted the proxies for
trading.	securities it owned during the 12
months ended June 30. To get the report,
The funds or securities referred to herein are not	visit either www.vanguard.com or
sponsored, endorsed, or promoted by MSCI, and	www.sec.gov.
MSCI bears no liability with respect to any such funds
or securities. For any such funds or securities, the	You can review and copy information
prospectus or the Statement of Additional Information	about your fund at the SEC’s Public
contains a more detailed description of the limited	Reference Room in Washington, D.C.
relationship MSCI has with The Vanguard Group and	To find out more about this public service,
any related funds. Russell is a trademark of The	call the SEC at 202-551-8090.
Frank Russell Company.	Information about your fund is also
available on the SEC’s website, and you
can receive copies of this information, for
a fee, by sending a request in either of
two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the Public Reference
Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122008

Vanguard Diversified Equity Fund Annual Report

October 31, 2008

>	Vanguard Diversified Equity Fund declined –39.72% for the fiscal year ended October 31, 2008.
>	The fund lagged its benchmark, the MSCI US Broad Market Index, as well as the average multi-cap core fund.
>	The Diversified Equity Fund invests in eight underlying stock funds, each of which posted negative results for the 12-month period.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	17
About Your Fund’s Expenses	18
Glossary	20

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Diversified Equity Fund	VDEQX	–39.72%
MSCI US Broad Market Index		–36.27
Average Multi-Cap Core Fund[1]		–38.35

Your Fund’s Performance at a Glance
October 31, 2007–October 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$26.15	$15.30	$0.230	$0.496

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund returned –39.72% for the fiscal year ended October 31, 2008. The fund’s return lagged that of its benchmark, the MSCI US Broad Market Index, as well as the average return of its peer group.

As you know, Diversified Equity Fund is a “fund of funds,” investing in eight actively managed Vanguard mutual funds. The underlying funds allow Diversified Equity Fund to invest in a mix of both growth and value stocks, while also spanning the capitalization spectrum from small-capitalization to large-cap stocks. Over the past 12 months, all of these market segments performed poorly, as reflected in the fund’s disappointing result for the period.

Note that if you own the Diversified Equity Fund in a taxable account, you may wish to review page 17 for a report on the fund’s after-tax returns.

Stock prices fell sharply in global upheaval

Global stock markets started the 12-month period near all-time highs, but then declined sharply, laid low by the financial crisis that originated in the fixed income markets. The descent traced a series of jagged ups and downs. During the week ended October 10, for example, the U.S. stock market returned about –18%. When Wall Street opened the following Monday, stocks surged, returning more than 10% over the next six and a half hours.

2

For the full 12 months, the broad U.S. stock market returned –36.43%; international stocks returned –48.27%. The pain was especially acute in emerging markets—among the strongest performers in recent years—as investors became increasingly risk-averse.

Bond market averages masked disparate returns

The broad U.S. taxable bond market registered an unremarkable return of 0.30% for the 12 months, but by its own typically sedate standards, the dislocations were extreme. The strong performance of U.S. Treasury and government securities was offset by double-digit declines in the corporate bond market. These dynamics led to unusually large differences between the yields of Treasuries and their corresponding private-sector securities—both a reflection and a cause of the credit market’s distress. Despite their generally high creditworthiness, municipal bonds also fell in price, with the broad tax-exempt market registering a 12-month return of –3.30%.

The U.S. Federal Reserve Board responded to the turmoil with new lending programs and a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

Negative results across the board weigh on fund returns

Diversified Equity Fund’s return of –39.72% for the 12 months ended October 31 was due to the poor performance of the fund’s underlying mutual funds. As in the broad

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–36.80%	–5.51%	0.37%
Russell 2000 Index (Small-caps)	–34.16	–4.79	1.57
Dow Jones Wilshire 5000 Index (Entire market)	–36.43	–5.10	0.81
MSCI All Country World Index ex USA (International)	–48.27	–3.93	5.05

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.30%	3.60%	3.48%
Lehman Municipal Bond Index	–3.30	1.71	2.73
Citigroup 3-Month Treasury Bill Index	2.31	3.93	3.10

CPI
Consumer Price Index	3.66%	2.83%	3.20%

3

market, it was hard to find a bright spot; the fund’s eight underlying funds all produced negative returns.

Financial companies, in particular, harmed Diversified Equity’s underlying stock funds. More specifically, the underlying broad market and value-oriented funds, which were heavily weighted in the sector, took a hit. For example, Vanguard Growth and Income Fund (–37.37%), Vanguard Windsor™ Fund (–43.88%), and Vanguard Windsor II Fund (–38.02%)—Diversified Equity’s three most heavily weighted underlying investments—all suffered from significant losses in the financial sector.

The fund’s energy holdings also hurt the portfolio’s results, as the price of oil retreated significantly during the second half of the fiscal period. Poor returns in the information technology sector also weighed on the performance of the underlying growth funds, including Vanguard Morgan™ Growth Fund (–39.60%), Vanguard U.S. Growth Fund (–35.47%), and Vanguard Explorer™ Fund (–40.17%).

Diversified Equity’s weakest-performing underlying holding, Vanguard Capital Value Fund, was down –53.19% for the fiscal year. However, the Capital Value Fund’s negative impact was kept to a minimum, given that the fund only accounted for roughly 5% of Diversified Equity’s holdings over the period.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Average
	Fund Fees	Multi-Cap
	and Expenses[1]	Core Fund[2]
Diversified Equity Fund	0.38%	1.27%

1 This figure—drawn from the prospectus dated February 22, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2008, the acquired fund fees and expenses were 0.37%.

2 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

Long-term perspective is key despite market conditions

From Diversified Equity’s inception on June 10, 2005, through October 31, 2008, the fund had an average annual return of –5.87%. The fund lagged both its benchmark and average peer fund for the same period. (See the table below.) The fund’s negative result for the three-plus years resulted primarily from the stock market’s poor performance in fiscal 2008, since Diversified Equity had double-digit returns in positive territory for both fiscal 2006 and 2007.

Although the fund’s recent returns have been poor, this limited time period provides little meaningful information about the wisdom of the fund’s investment strategy.

We’re confident that, over the long term, Diversified Equity will benefit from its makeup of diversified stock investments, its low expense ratio, and the skill of the experienced advisors who manage the underlying Vanguard funds.

Fund of funds makes it easy on investors

The past year has been a tumultuous time for all investors. Your fund has not been exempt from the market turmoil. However, during difficult times in the financial markets, a fund of funds, such as Diversified Equity, can help to simplify investing by offering investors exposure to multiple strategies in one fund.

Total Returns
June 10, 2005,[1] Through October 31, 2008
Average
Annual Return
Diversified Equity Fund	–5.87%
MSCI US Broad Market Index	–3.95
Average Multi-Cap Core Fund[2]	–5.02

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception.

2 Derived from data provided by Lipper Inc.

5

Typically, the fund’s diversified mix of domestic stocks can make it easier for your portfolio to endure the ups and downs of the market. However, over the past 12 months, virtually all types of stocks succumbed to the market’s volatility.

In addition to its exposure to multiple segments of the stock market, Diversified Equity boasts an extremely low expense ratio, which allows you to keep more of the fund’s returns. Finally, the fund is periodically rebalanced to ensure that it maintains a diversified mix of both growth and value stocks in the small-, mid-, and large-cap areas of the market.

For these reasons, we continue to believe that the Vanguard Diversified Equity Fund can be an excellent choice to help balance your investment portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

November 12, 2008

Underlying Funds: Allocations and Returns
As of October 31, 2008

	Percentage of	Total Returns for
Vanguard Fund	Diversified	12 months ended
(Investor Shares)	Equity’s Assets	October 31, 2008
Growth and Income Fund	19.9%	–37.37%
Windsor Fund	15.2	–43.88
Windsor II Fund	15.0	–38.02
Morgan Growth Fund	14.9	–39.60
U.S. Growth Fund	14.9	–35.47
Explorer Fund	10.1	–40.17
Capital Value Fund	5.0	–53.19
Mid-Cap Growth Fund	5.0	–40.02
Combined	100%	–39.72%

6

Diversified Equity Fund

Fund Profile

As of October 31, 2008

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1,472	3,764
Median Market Cap	$31.9B	$27.5B
Price/Earnings Ratio	11.5x	12.8x
Price/Book Ratio	1.7x	1.8x
Yield[3]	1.9%	2.6%
Return on Equity	20.1%	20.5%
Earnings Growth Rate	18.3%	18.0%
Foreign Holdings	6.4%	0.0%
Acquired Fund Fees
and Expenses
(10/31/2007)[4]	0.38%	—

Volatility Measures[5]
Fund Versus
Comparative Index[2]
R-Squared	0.99
Beta	1.05

Allocation to Underlying Vanguard Funds

Growth and Income Fund	19.9%
Windsor Fund	15.2
Windsor II Fund	15.0
Morgan Growth Fund	14.9
U.S. Growth Fund	14.9
Explorer Fund	10.1
Capital Value Fund	5.0
Mid-Cap Growth Fund	5.0

Sector Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	8.5%	9.0%
Consumer Staples	12.2	11.2
Energy	11.6	12.1
Financials	15.1	16.2
Health Care	16.5	13.8
Industrials	10.3	11.4
Information Technology	14.5	15.9
Materials	3.0	3.4
Telecommunication Services	3.5	3.0
Utilities	4.8	4.0

Investment Focus

1 Reflects holdings of underlying funds.

2 MSCI US Broad Market Index.

3 30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary.

4 This figure—drawn from the prospectus dated February 22, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2008, the acquired fund fees and expenses were 0.37%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005–October 31, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended October 31, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Diversified Equity Fund[2]	–39.72%	–5.87%	$8,145
MSCI US Broad Market Index	–36.27	–3.95	8,723
Average Multi-Cap Core Fund[3]	–38.35	–5.02	8,397

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 10, 2005.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

8

Diversified Equity Fund

Fiscal-Year Total Returns (%): June 10, 2005–October 31, 2008

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Diversified Equity Fund[1]	6/10/2005	–25.51%	–0.20%

1

Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table for dividend and capital gains information.

9

Diversified Equity Fund

Financial Statements

Statement of Net Assets

As of October 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Funds (99.8%)
Vanguard Growth and Income Fund Investor Shares	8,038,342	168,966
Vanguard Windsor Fund Investor Shares	13,533,830	128,707
Vanguard Windsor II Fund Investor Shares	6,189,700	127,260
Vanguard Morgan Growth Fund Investor Shares	10,213,377	126,135
Vanguard U.S. Growth Fund Investor Shares	9,415,239	125,882
Vanguard Explorer Fund Investor Shares	1,878,780	85,560
Vanguard Capital Value Fund	7,809,481	42,327
Vanguard Mid-Cap Growth Fund	3,548,415	41,942
Total Investment Companies (Cost $1,338,371)		846,779
Other Assets and Liabilities (0.2%)
Other Assets		2,313
Liabilities		(546)
		1,767
Net Assets (100%)
Applicable to 55,471,399 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)		848,546
Net Asset Value Per Share		$15.30

At October 31, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,303,886
Undistributed Net Investment Income	4,610
Accumulated Net Realized Gains	31,642
Unrealized Appreciation (Depreciation)	(491,592)
Net Assets	848,546

• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2008
($000)
Investment Income
Income
Income Distributions Received	11,792
Net Investment Income—Note B	11,792
Realized Net Gain (Loss)
Capital Gain Distributions Received	61,005
Investment Securities Sold	(10,411)
Realized Net Gain (Loss)	50,594
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(526,923)
Net Increase (Decrease) in Net Assets Resulting from Operations	(464,537)

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,792	2,422
Realized Net Gain (Loss)	50,594	5,502
Change in Unrealized Appreciation (Depreciation)	(526,923)	27,275
Net Increase (Decrease) in Net Assets Resulting from Operations	(464,537)	35,199
Distributions
Net Investment Income	(7,361)	(1,522)
Realized Capital Gain[1]	(15,873)	(1,460)
Total Distributions	(23,234)	(2,982)
Capital Share Transactions
Issued	839,266	570,872
Issued in Lieu of Cash Distributions	22,579	2,694
Redeemed	(207,610)	(48,480)
Net Increase (Decrease) from Capital Share Transactions	654,235	525,086
Total Increase (Decrease)	166,464	557,303
Net Assets
Beginning of Period	682,082	124,779
End of Period[2]	848,546	682,082

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $10,753,000 and $276,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $4,610,000 and $1,358,000. See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Financial Highlights

				June 10,
	Year Ended			2005,[1] to
	October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$26.15	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.284	.232	.225	.010
Capital Gain Distributions Received	1.333	.542	.419	—
Net Realized and Unrealized Gain (Loss) on Investments	(11.741)	2.705	2.334	.440
Total from Investment Operations	(10.124)	3.479	2.978	.450
Distributions
Dividends from Net Investment Income	(.230)	(.270)	(.150)	—
Distributions from Realized Capital Gains	(.496)	(.259)	(.078)	—
Total Distributions	(.726)	(.529)	(.228)	—
Net Asset Value, End of Period	$15.30	$26.15	$23.20	$20.45

Total Return[2]	–39.72%	15.24%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$849	$682	$125	$48
Ratio of Expenses to Average Net Assets	0%[3]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.27%	0.85%	0.92%	0.10%[4]
Portfolio Turnover Rate	2%	3%	16%	1%

1	Inception.
2	Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.
3	The acquired fund fees and expenses were 0.37%.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds in the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax-accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,179,000 from undistributed net investment income, and $8,254,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2008, the fund had $4,545,000 of ordinary income and $41,467,000 of long-term capital gains available for distribution.

At October 31, 2008, the cost of investment securities for tax purposes was $1,348,131,000. Net unrealized depreciation of investment securities for tax purposes was $501,352,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

14

Diversified Equity Fund

D. During the year ended October 31, 2008, the fund purchased $718,662,000 of investment securities and sold $15,737,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

‘

	Year Ended October 31,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	38,818	22,548
Issued in Lieu of Cash Distributions	944	114
Redeemed	(10,377)	(1,955)
Net Increase (Decrease) in Shares Outstanding	29,385	20,707

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

15

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2008

Special 2008 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,375,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $7,627,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 66.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

16

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund[1]
Periods Ended October 31, 2008
	One	Since
	Year	Inception[2]
Returns Before Taxes	–39.72%	–5.87%
Returns After Taxes on Distributions	–40.14	–6.24
Returns After Taxes on Distributions and Sale of Fund Shares	–25.35	–4.87

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	June 10, 2005

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2008	10/31/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$685.18	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1

These calculations are based on acquired fund fees and expenses for the Diversified Equity Fund. The Diversified Equity Fund’s annualized expense figure for the period shown is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

20

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services), since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Ralph K. Packard	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	James M. Norris	Glenn W. Reed

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from
Lipper Inc. or Morningstar, Inc., unless
Direct Investor Account Services > 800-662-2739	otherwise noted.

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s
proxy voting guidelines by visiting our
Text Telephone for People	website, www.vanguard.com,
and searching for “proxy voting guidelines,” or
by calling Vanguard at 800-662-2739. The
guidelines are also available from the
With Hearing Impairment > 800-952-3335	SEC’s website, www.sec.gov. In addition,
you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned
with the offering of shares of any Vanguard	during the 12 months ended June 30.
fund only if preceded or accompanied by	To get the report, visit either
the fund’s current prospectus.	www.vanguard.com or www.sec.gov.

The funds or securities referred to herein are not	You can review and copy information about
sponsored, endorsed, or promoted by MSCI, and MSCI	your fund at the SEC’s Public Reference
bears no liability with respect to any such funds or	Room in Washington, D.C.
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information	To find out more about this public service, call
contains a more detailed description of the limited	the SEC at 202-551-8090. Information about
relationship MSCI has with The Vanguard Group and	your fund is also available on the SEC’s
any related funds.	website, and you can receive copies of this
information, for a fee, by sending a request
Russell is a trademark of The Frank Russell Company.	in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

Q6080 122008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2008: $47,000

Fiscal Year Ended October 31, 2007: $47,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2008: $3,055,590

Fiscal Year Ended October 31, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2008: $626,240

Fiscal Year Ended October 31, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2008: $0

Fiscal Year Ended October 31, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2008: $230,400

Fiscal Year Ended October 31, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES' EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES' EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 16, 2008

VANGUARD TRUSTEES' EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 16, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.